Exhibit 99.1

Second Quarter 2015 Investor Presentation August 14, 2015 HCC Insurance Holdings, Inc.

See Notice About This Presentation Notice About This Presentation Additional Important Information About the Proposed Merger and Where to Find It: This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that is the subject of the preliminary proxy statement that HCC filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2015 (the “Preliminary Proxy Statement”) and the definitive proxy statement that HCC intends to file with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Preliminary Proxy Statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. Investors and stockholders are urged to read the Preliminary Proxy Statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com. Participants in the Solicitation: Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Preliminary Proxy Statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the Preliminary Proxy Statement carefully before making any investment or voting decisions. ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, mergers and acquisitions, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation 3 Acquisition by Tokio Marine Holdings

See Notice About This Presentation HCC To Be Acquired By Tokio Marine Holdings 4 On June 10, 2015, HCC entered into a definitive agreement with Tokio Marine Holdings to be acquired for $78.00 in cash per share Total transaction value is approximately $7.5 billion Acquisition price represents a 35.8% premium to HCC's average share price over the one month prior to the announcement HCC gains an international footprint to expand its diverse portfolio and expertise globally, a financial foundation on which to compete with larger insurers, and the opportunity to offer its clients expanded coverages Transaction is expected to close in 4Q15 See Preliminary Proxy Statement filed with the SEC on July 13, 2015 for additional information

See Notice About This Presentation 5 HCC Overview

See Notice About This Presentation Overview 6 Leading specialty insurance underwriter Over 100 diverse, largely non-correlated lines of business Industry leading combined ratio Consistent, top-tier financial results and value creation regardless of market cycles Assets of $11.1 billion, shareholders’ equity of $3.9 billion and market capitalization of $7.3 billion as of 6/30/15

See Notice About This Presentation Strong Balance Sheet AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 7

Consistent, Profitable Growth 8 Premium See Notice About This Presentation ($ in millions) CAGR (2009-2014) GWP: 3.2% NWP: 3.0% Growth YOY GWP: 14.2% NWP: 16.0% $0 $800 $1,600 $2,400 $3,200 $4,000 2010 2011 2012 2013 2014 YTD 2Q14 YTD 2Q15 Gross Written Net Written

Underwriting Focus 9 Underwriting Ratios See Notice About This Presentation 60.8% 67.2% 59.7% 59.1% 57.1% 58.7% 61.2% 24.7% 24.4% 24.4% 24.8% 25.4% 24.9% 25.5% 85.5% 91.6% 84.1% 83.9% 82.5% 83.6% 86.7% 2010 2011 2012 2013 2014 YTD 2Q14 YTD 2Q15 Loss Ratio Expense Ratio

See Notice About This Presentation Effective Catastrophe Management 10 1 1/1/15 PML excludes reinstatement premium and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity 0.7% 1.1% 0.9% 2.1% 1.1% 2.0% 1 in 100 1 in 250 CA Earthquake European Wind US Named Wind

New Lines of Business 11 Gross Written Premium See Notice About This Presentation ($ in millions) New lines by year1: 2 2 1 3 3 1 1 2010 includes Property Treaty line, which was entered in December 2009 and began full operation in 2010. Over $1 billion of GWP from new lines since 2010 $75 $145 $195 $230 $271 $405 $0 $90 $180 $270 $360 $450 2010 2011 2012 2013 2014 YTD 2Q15

See Notice About This Presentation 12 YTD 2Q15 Results

See Notice About This Presentation Earnings Per Share 13 YTD 2Q14 actual $2.04 EPS YTD 2Q15 actual $2.01 EPS

See Notice About This Presentation Combined Ratio 14 86.7% Target: mid-80s Note: Results are second quarter year-to-date 2015.

See Notice About This Presentation Expense Ratio Low expense ratio = competitive advantage 15 25.5% Note: Results are second quarter year-to-date 2015.

See Notice About This Presentation Operating Return on Equity1 16 9.5% YTD 2Q15 10.3% Trailing Four Quarters2 Target: 10% above 90-day T-bill 1 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 30. 2 Calculated from results for twelve months ended 6/30/15.

See Notice About This Presentation 17 Segment Results

Underwriting Segment Overview ($ in millions) 18 See Notice About This Presentation Gross Written Premium Net Earned Premium Combined Ratio YTD 2Q14 Total: $1,579 YTD 2Q15 Total: $1,804 YTD 2Q14 Total: $1,135 YTD 2Q15 Total: $1,242 YTD 2Q14 Total: 83.6% YTD 2Q15 Total: 86.7% Segment Pretax Earnings YTD 2Q14 Total: $204 YTD 2Q15 Total: $184 Note: Totals for GWP and NEP include Exited Lines. 60% 70% 80% 90% 100% 110% NA P&C A&H Intl YTD 2Q14 YTD 2Q15 $0 $200 $400 $600 $800 $1,000 NA P&C A&H Intl YTD 2Q14 YTD 2Q15 $0 $150 $300 $450 $600 $750 NA P&C A&H Intl YTD 2Q14 YTD 2Q15 $0 $30 $60 $90 $120 $150 NA P&C A&H Intl YTD 2Q14 YTD 2Q15

87.9% combined ratio 35% GWP growth driven by ProAg acquisition ProAg business is expected to break even in 2015 and be accretive to earnings in 2016 Continued focus on maintaining or improving margins in a competitive environment See Notice About This Presentation North America Property & Casualty ($ in millions) 19 Note: Results are second quarter year-to-date 2015. Premium CAGR (2011-2014) GWP: 2.0% NWP: (2.7%) Growth YOY GWP: 34.6% NWP: 48.3% Underwriting Ratios $0 $300 $600 $900 $1,200 $1,500 2012 2013 2014 YTD 2Q14 YTD 2Q15 Gross Written Net Written 55.4% 47.0% 46.3% 52.4% 57.8% 29.3% 29.5% 29.3% 29.1% 30.1% 84.7% 76.5% 75.6% 81.5% 87.9% 0% 20% 40% 60% 80% 100% 2012 2013 2014 YTD 2Q14 YTD 2Q15 Loss Ratio Expense Ratio

See Notice About This Presentation Accident & Health ($ in millions) 20 88.8% combined ratio 8% GWP growth driven by Medical Stop-loss Strong growth, retention and risk selection for Medical Stop-loss Continued strong growth in Short-term Medical Note: Results are second quarter year-to-date 2015. Premium CAGR (2011-2014) GWP: 9.7% NWP: 9.5% Growth YOY GWP: 7.8% NWP: 6.6% Underwriting Ratios $0 $300 $600 $900 $1,200 $1,500 2012 2013 2014 YTD 2Q14 YTD 2Q15 Gross Written Net Written 72.9% 72.0% 71.9% 73.0% 73.2% 14.0% 14.1% 14.9% 14.9% 15.6% 86.9% 86.1% 86.8% 87.9% 88.8% 0% 20% 40% 60% 80% 100% 2012 2013 2014 YTD 2Q14 YTD 2Q15 Loss Ratio Expense Ratio

See Notice About This Presentation International ($ in millions) 21 80.8% combined ratio Premium from Specialty products up year-over-year, but more than offset by decreased writings in our London Market lines London Market remains under pressure due to reduced pricing, expanded competition and lower energy prices Note: Results are second quarter year-to-date 2015. Premium CAGR (2011-2014) GWP: 4.0% NWP: 4.4% Growth YOY GWP: (6.2%) NWP: (5.5%) Underwriting Ratios $0 $200 $400 $600 $800 $1,000 2012 2013 2014 YTD 2Q14 YTD 2Q15 Gross Written Net Written 42.3% 54.1% 46.6% 42.8% 44.2% 32.8% 35.5% 38.6% 36.3% 36.6% 75.1% 89.6% 85.2% 79.1% 80.8% 0% 20% 40% 60% 80% 100% 2012 2013 2014 YTD 2Q14 YTD 2Q15 Loss Ratio Expense Ratio

See Notice About This Presentation 22 Investments

See Notice About This Presentation Investments 23 High quality portfolio with average rating of “AA” Investment leverage of 2x Buy and hold strategy with ample liquidity to fund liabilities Equity allocation of 6% at quarter-end Year-to-date realized gains of $14 million through 2Q15 Fixed Maturity Securities $6,296 Equity Securities 390 Short-term Investments 284 Other Investments 25 Total Investments $6,995 ($ in millions) Note: Results as of 6/30/15.

See Notice About This Presentation Investment Portfolio 24 Average Rating AA Average Duration 4.9 years Average Life 8.2 years Average Yield 3.3% Average Tax Equivalent Yield 4.1% Fixed Maturity Securities Asset Allocation Dividend Yield 4.0% Beta 0.9 Equity Securities Note: Results as of 6/30/15. 45% 19% 17% 6% 5% 4% 3% 1% Munis MBS Corporate Equity ABS Short-Term Government Other

See Notice About This Presentation 25 Peer Comparison

26 Total Value Creation – 10 Years See Notice About This Presentation Source: Dowling & Partners; data through 12/31/14. Note: Total Value Creation is growth in tangible book value per share including dividends. 1.7% 1.8% 4.8% 6.2% 6.8% 9.5% 9.7% 9.8% 10.1% 10.7% 10.8% 11.4% 11.8% 11.9% 11.9% 12.1% 12.1% 12.6% 13.8% 13.8% 13.9% 14.1% 15.4% 15.9% XL Group Hartford CNA Financial Baldwin & Lyons White Mountains Aspen Ins Alleghany Endurance Argo Group Everest Re Navigators Group Allied World AXIS RLI Corp American Financial Markel PartnerRe Chubb W.R. Berkley ProAssurance The Travelers ACE HCC Insurance Arch 10 YEAR TOTAL VALUE CREATION CAGR (2004 - 2014)

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 27 Source: Dowling & Partners; data through 12/31/14. PRA RLI HCC CB AWH Y AFG AXS WTM ACGL ACE WRB TRV PRE ENH AHL MKL NAVG HIG RE XL CNA AGII BWINB 10 Year Avg. C. Ratio Standard Deviation in C. Ratio 10 YEAR (2004 - 2014) AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO 5th Quintile (Highest ) 3rd Quintile 2nd Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 5th Quintile (Highest) 1st Quintile (Lowest ) 4th Quintile 4th Quintile

10.1 point difference versus peers over last year 11.1 point difference versus peers over last three years 10.6 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 28 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/14 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 82.5% 92.6% 83.5% 94.6% 85.5% 96.1% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers High quality investment portfolio Disciplined capital management Strong risk management practices Broadly experienced team 29

Reconciliation of Non-GAAP Financial Measure to GAAP

***NON-GAAP FINANCIAL MEASURE:** Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders' equity excluding accumulated other comprehensive income. Management believes annualized operating return on equity is a useful measure for understanding the Company's profitability relative to shareholders' equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.*

(In thousands)

	Six months ended June 30, 2015	Twelve months ended June 30, 2015
Numerator:		
GAAP net earnings	$193,334	$446,630
Exclude:		
Net realized investment gain*	8,943	35,736
Foreign currency benefit*	4,954	24,367
Total items excluded from operating earnings	13,897	60,103
Operating earnings	$179,437	$386,527
Denominator:		
GAAP equity - beginning of period	$3,903,351	$3,914,055
Exclude - Accumulated other comprehensive income	175,014	220,422
Beginning equity, as adjusted	$3,728,337	$3,693,633
GAAP equity - end of period	$3,916,122	$3,916,122
Exclude - Accumulated other comprehensive income	110,712	110,712
Ending equity, as adjusted	$3,805,410	$3,805,410
Average equity, as adjusted	$3,766,874	$3,749,522
Annualized operating return on equity	9.5%	10.3%

*Net of tax, calculated using 35% statutory tax rate.

HCC

See Notice About This Presentation

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